UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/15/2012

Identive Group, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-29440

Delaware	77-0444317
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1900-B Carnegie Avenue
Santa Ana, CA 92705
(Address of principal executive offices, including zip code)

949-250-8888
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

This Amendment No. 1 to Current Report on Form 8-K/A (the "Amendment") amends Item 5.02 of the Current Report on Form 8-K filed by Identive Group, Inc. (the "Company") on May 3, 2012, related to the appointment of David Wear as Executive Vice-President, Finance, of the Company. This Amendment is being filed solely to report Mr. Wear's assumption of the role of Executive Vice-President, Chief Financial Officer and Secretary of the Company.

As previously disclosed, David Wear joined the Company in May 2012 as Executive Vice-President, Finance, and was to assume the position of Executive Vice-President, Chief Financial Officer and Company Secretary on or before July 1, 2012. Mr. Wear assumed the additional roles of Chief Financial Officer and Company Secretary as of June 15, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Identive Group, Inc.

Date: June 18, 2012	By:	/s/ Ayman S. Ashour
Ayman S. Ashour
Chief Executive Officer